VOTING AGREEMENT


         THIS VOTING AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into this 1st date of July, 1996, by and among DCT COMPONENT SYSTEMS, INC., a Michigan corporation (hereinafter referred to as the "Company"), JAMES BRONCE HENDERSON, III and DAVID C. STONE (hereinafter collectively referred to as the "Shareholders" and individually as a "Shareholder"), and ROBERT SKANDALARIS, as the representative of NOBLE INTERNATIONAL, LTD., a Michigan corporation ("Noble"):

         Section 1.  Voting Agreement.

                  (a) Voting Agreement. Each Shareholder shall vote all Voting Securities (as hereinafter defined), whether now owned or hereafter acquired by such Shareholder, and any Voting Securities that such Shareholder shall otherwise have the right or power to vote, and/or to take action by written consent, on all matters of any character whatsoever, only in such manner as may be directed by Noble, except as otherwise provided in Section 1(d) below.

                  (b) Proxies. Each Shareholder shall execute and deliver to Noble, simultaneously with the execution and delivery of this Agreement, an irrevocable proxy (hereinafter referred to as the "Proxy") to secure the voting agreements contained in Section 1(a) of this Agreement. Each Shareholder intends that each Proxy and all other proxies executed and delivered by such Shareholder from time to time under this Agreement shall have the effect of an "irrevocable proxy" under Section 422 of the Michigan Business Corporation Act, as amended (hereinafter referred to as the "MBCA") and that this Agreement shall be a voting agreement among shareholders under Section 461 of the MBCA. Each Shareholder further agrees that each Proxy and all other proxies executed and delivered by such Shareholder under this Agreement shall be effective as to said Shareholder and his or her heirs, personal representatives, guardians, conservators, other legal representatives, successors and assigns, and any transferee of Voting Securities held at any time by such Shareholder, until such time as this Agreement shall be terminated in accordance with Section 3(a) hereof. During the term of this Agreement, each Shareholder further agrees to execute and deliver such further proxies, consents and other documents and instruments, and to take such further action, as may be necessary or appropriate to further secure and/or effectuate the voting agreements provided in this Agreement.

                  (c) Definition of Voting Securities and Other Terms. For the purposes of this Agreement, the term "Voting Securities" shall mean and include the capital stock of the Company and any and all other securities of the Company entitling the holder thereof to vote upon any matter submitted to a vote of shareholders of the Company.

                  (d) Excluded Matters. The voting agreement contained in
Section 1(a) and Power of Attorney contained in Section 2 below shall not apply to a vote of the shareholders of the Company regarding any of the following matters:

                  (i) The merger, liquidation or sale (stock or assets) of substantially all of the Company;

                  (ii) The acquisition of a business entity for greater than $250,000 in cash; or

                  (iii) Any single capital expenditure in excess of $250,000.

                  The parties expressly agree that this Agreement and the corresponding Proxy or Proxies shall not apply to any matter described in this subsection (d) ("Excluded Matters"), and each Shareholder shall have the power to vote and decide upon any such Excluded Matter, as if this Agreement and the related Proxy were of no force and effect. Further, this Agreement and the corresponding Proxy or Proxies shall not apply to any matter put to the vote of the directors and/or officers of the Company.

         Section 2.  Power of Attorney.

                  (a) Power of Attorney. Each Shareholder hereby appoints Robert
J. Skandalaris, as the representative of Noble, his attorney-in-fact (hereinafter referred to as the "Attorney"), with full power and authority, including power of substitution, acting together or separately, in the name of and for and on behalf of the undersigned for the purpose of effecting any action which such Shareholder is entitled to take in his capacity as a record owner of Voting Securities as fully as could the undersigned if personally present and acting and as and to the extent that the Attorney may in his sole discretion reasonably determine to be advisable, except as otherwise provided in Section 1(d) above.

                  (b) Irrevocable Nature of Appointment. This Agreement and all authority conferred hereby shall be irrevocable and shall not be subject to termination by operation of law, whether by the death or incapacity of any Shareholder or the occurrence of any other event or events. If after the execution hereof any such event or events shall occur, actions taken by the Attorney pursuant to this Agreement shall be as valid as if such death or incapacity had not occurred, regardless of whether or not the Attorney shall have received notice of such death or incapacity, or other event or events.

                  (c) Ratification; Further Actions. Each Shareholder ratifies all that the Attorney shall do under the authority of this Agreement, except for acts or omissions which constitute negligence, willful misconduct, malfeasance, nonfeasance, fraud

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and/or an illegal act of the Attorney (referred to herein as "Attorney
Misconduct"). During the term of this Agreement, each Shareholder shall take such action as may be necessary or appropriate to effectuate any action proposed by the Attorney pursuant to the terms of this Agreement, except for Attorney Misconduct. Noble shall indemnify, defend, and hold each Shareholder harmless from any and all liabilities, claims, costs and/or expenses resulting to each Shareholder or both Shareholders, including but not limited to attorneys fees, as a result of such Attorney Misconduct.

                  (d) The Attorney hereby accepts such appointment in accordance with the terms and conditions stated herein.

         Section 3.  Miscellaneous.

                  (a) Termination. This Agreement shall be effective as of the date first above written and shall remain fully in effect and enforceable as against each Shareholder until the date on which such Shareholder shall cease to own of record any Voting Securities.

                  (b) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that as to Noble only, Noble cannot assign this Agreement without the prior written consent of the Shareholders.

                  (c) Amendment and Waivers. This Agreement may be amended only by a written instrument duly executed by the Company, the Shareholders and Noble.

                  (d) Legend. All certificates representing Voting Securities at any time held of record by any Shareholder shall contain a legend on the face of the certificate substantially as follows:

                           This certificate is subject to an Irrevocable Proxy and Voting Agreement, a copy of which is on file with the Secretary of the Company.

                  (e) Entire Agreement. This Agreement, including all attachments and other writings referenced herein, delivered pursuant hereto, which form a part hereof, shall constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all other understandings, oral or written, with respect to the subject matter hereof.

                  (f) Applicable Law. This Agreement shall be governed by Michigan law.



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



                  (g) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (h) Remedies. The Company, Noble and the Shareholders acknowledge and agree that a violation of any of the terms of this Agreement will cause the Company, Noble and the Shareholders immediate, irreparable injury for which an adequate remedy at law is not available. Therefore, the Company, Noble and the Shareholders agree that each Shareholder, Noble and Company shall be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction restraining any Shareholder from committing any violations of the provisions of this Agreement.

                  (i) Limitation of Liability. Each Shareholder agrees to hold the Attorney free and harmless from any and all loss, damage or liability and expenses (including legal fees) which they, jointly and severally, may sustain as a result of any action taken in good faith pursuant to this Agreement and the Proxies. Without limiting the foregoing, the Attorney shall have no liability of any kind to any Shareholder in connection with the taking of any action, or the failure to take any action, in good faith under this Agreement and the Proxies, provided that such action or inaction does not constitute Attorney Misconduct. In the event of any conflict with that certain Indemnification Agreement by Noble and Peter Raab for the benefit of James Bronce Henderson, III, Joann Henderson, David C. Stone, Norma M. Stone, and DCT Companies, Inc., together with its affiliates and subsidiaries (hereinafter referred to as "Indemnification Agreement"), the terms of the Indemnification Agreement will control.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the day and year first written above.


                                                "COMPANY"

                                                DCT COMPONENT SYSTEMS, INC.


                                                By:  /s/ Peter Raab
                                                    --------------------------
                                                         Peter Raab
                                                Its: President


                                        [signatures continued on next page]

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


                                                 "SHAREHOLDERS"

                                                 /s/ James Bronce Henderson III
                                                 -------------------------------
                                                 James Bronce Henderson III

                                                 /s/ David C. Stone
                                                 -------------------------------
                                                 David C. Stone



                                                 "NOBLE"

                                                 NOBLE INTERNATIONAL, LTD., a
                                                 Michigan corporation


                                                 By: /s/ Mark A. Davis
                                                     --------------------------
                                                 Its: President



                                                 "ATTORNEY"

                                                 /s/ Robert J. Skandalaris
                                                 -------------------------------
                                                 Robert J. Skandalaris


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